UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2018

Green Bancorp, Inc.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar
Houston, Texas 77098
(Address of principal executive offices, including zip code)
(713) 275 - 8220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02. Result of Operations and Financial Condition
On January 25, 2018, Green Bancorp, Inc. publicly disseminated a press release announcing its financial results as of and for the fourth quarter and twelve months ended December 31, 2017.  A copy of the press release and the related presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated herein by reference.
The press release includes certain non−GAAP (generally accepted accounting principles) financial measures that Green Bancorp, Inc.’s management uses to evaluate its performance. Specifically, the release includes tangible book value per common share, the tangible common equity to tangible assets ratio, the return on average tangible common equity ratio, allowance for loan losses less allowance for loan losses on acquired loans to total loans held for investment excluding acquired loans, allowance for loan losses plus acquired loans net discount to total loans held for investment adjusted for acquired loan net discount, and pre-tax, pre-provision operating return on average assets.   The earnings release furnished as Exhibit 99.1 hereto includes a reconciliation the non-GAAP measures to the most directly comparable GAAP financial measure.
The information furnished in Item 2.02, Exhibit 99.1 and Exhibit 99.2 of the Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Green Bancorp, Inc. dated January 25, 2018.

99.2	Fourth Quarter and Full Year 2017 Earnings Presentation dated January 25, 2018.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Green Bancorp, Inc. dated January 25, 2018.

99.2	Fourth Quarter and Full Year 2017 Earnings Presentation dated January 25, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2018

Green Bancorp, Inc.

/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer